EXHIBIT 99.1

                            Agreement of Joint Filing

            Pursuant to Rule 13d-1(k) promulgated under the Securities Exchange Act of 1934, as amended, the undersigned persons hereby agree to file with the Securities and Exchange Commission the Statement on Schedule 13D (the "Statement") to which this Agreement is attached as an exhibit, and agree that such Statement, as so filed, is filed on behalf of each of them.

            IN WITNESS WHEREOF, the undersigned have executed this Agreement as of the 14th day of February 2007.

BENJAMIN INVESTORS

By: /s/ Michael Salzhauer
    ----------------------------
    Name: Michael Salzhauer
    Title: General Partner


BENJAMIN PARTNERS, INC.

By: /s/ Michael Salzhauer
    ----------------------------
    Name: Michael Salzhauer
    Title: Vice President

BENJAMIN PARTNERS LLC
 RETIREMENT PLAN TRUST

By: /s/ Henry Salzhauer
    ----------------------------
    Name: Henry Salzhauer
          Co-Trustee

By: /s/ Michael Salzhauer
    ----------------------------
    Name: Michael Salzhauer
    Title: Co-Trustee


BHC COMPANY

By: /s/ Henry Salzhauer
    ----------------------------
    Name: Henry Salzhauer, Co-Trustee, Trust f/b/o Anne Angowitz
    Title: General Partner

By: /s/ Henry Salzhauer
    ----------------------------
    Name: Henry Salzhauer, Co-Trustee, Trust f/b/o Helen Weinstein
    Title: General Partner

By: /s/ Henry Salzhauer
    ----------------------------
    Name: Henry Salzhauer, Co-Trustee, Trust f/b/o Linda Swenberg
    Title: General Partner

By: /s/ Henry Salzhauer
    ----------------------------
    Name: Henry Salzhauer, Co-Trustee, Trust f/b/o Michael Salzhauer
    Title: General Partner

By: /s/ Henry Salzhauer
    ----------------------------
    Name: Henry Salzhauer, Co-Trustee, Trust f/b/o Elisabeth Salzhauer Axel
    Title: General Partner

By: /s/ Henry Salzhauer
    ----------------------------
    Name: Henry Salzhauer, Co-Trustee, Trust f/b/o Amy Salzhauer McMarlin
    Title: General Partner

COMBINED PARTNERSHIP NO. 1

By: /s/ Michael Salzhauer
    ----------------------------
    Name: Michael Salzhauer
    Title: General Partner


FIRST MATTHEW PARTNERS, L.P.

By HS First Matthew GP LLC,
   Its Co-general partner

By: /s/ Henry Salzhauer
    ----------------------------
    Name: Henry Salzhauer
    Title: Manager

By MS FIRST MATTHEW GP LLC,
      Its Co-general partner

By: /s/ Michael Salzhauer
    ----------------------------
    Name: Michael Salzhauer
    Title: Manager


LIFEWISE FAMILY FINANCIAL
  SECURITY, INC.

By: /s/ Michael Salzhauer
    ----------------------------
    Name: Michael Salzhauer
    Title: President and CEO

SARA I LIMITED LIABILITY
   COMPANY

By: /s/ Henry Salzhauer
    ----------------------------
    Name: Henry Salzhauer
    Title: Investment Advisor

By: /s/ Michael Salzhauer
    ----------------------------
    Name: Michael Salzhauer
    Title: Investment Advisor


/s/ Anne Angowitz
--------------------------------
Anne Angowitz


/s/ Blair Axel
--------------------------------
Blair Axel


/s/ Amanda Salzhauer
--------------------------------
Amanda Salzhauer


/s/ Charles Salzhauer
--------------------------------
Charles Salzhauer


/s/ Henry Salzhauer
--------------------------------
Henry Salzhauer


/s/ Michael Salzhauer
--------------------------------
Michael Salzhauer